Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

Upgrade, Inc. (the “Company”)

BNP Paribas Securities Corp.

(together, the “Specified Parties”)

Re: Upgrade Receivables Trust 2024-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “UPGR 2024-1 Statistical Tape As Of 9.30.2024.xlsx” (the “Data File”) provided by the Company on October 2, 2024, containing information on 18,288 unsecured consumer loans (the “Loans”) as of September 30, 2024, which we were informed are intended to be included as collateral in the offering by Upgrade Receivables Trust 2024-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively, unless otherwise stated.

•

The term “Loan Agreement” means electronic copies of the loan agreement and promissory note provided by the Company for each Selected Loan (defined below). The Loan Agreement was represented by the Company to be an electronic copy of the original Loan Agreement. We make no representation regarding the validity or accuracy of the Loan Agreement, or the execution of the Loan Agreement by the signor.

•

The term “Servicing System File” means an electronic data file entitled “Support File_10.07 KPMG Call Data System Output.xlsx” provided by the Company on October 7, 2024, containing information on the origination date, maturity date, principal balance, and FICO score ranges for each Selected Loan from the Company’s servicing system of record.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.

•	The term “Provided Information” means the Loan Agreement, Servicing System File, and Instructions.

The procedures we were instructed by the Company to perform, and the associated findings are as follows:

A.

We randomly selected a sample of 150 Loans from the Data File (the “Selected Loans”). A listing of the Selected Loans is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Loans we were instructed to randomly select from the Data File.

B.

For each Selected Loan, we compared or recomputed the specified attributes in the Data File listed in Attribute column of the table below to or using the corresponding information included in the Provided Information column of the table below, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Provided Information or the inability to agree the indicated information from the Data File to the Provided Information, utilizing the Instructions as applicable, for each of the attributes identified constituted an exception. The Provided Information and Instructions are listed in the order of priority.

Attribute	Provided Information

loan_id	Loan Agreement

origination_date	Loan Agreement, Servicing System File

loan_amount	Loan Agreement

maturity_date	Loan Agreement, Servicing System File

term_in_months	Loan Agreement

original_interest_rate	Loan Agreement

contractual_payment_amount	Loan Agreement

original_borrower_state	Loan Agreement

principal_balance	Servicing System File

fico_range_low	Servicing System File

fico_range_high	Servicing System File

remaining_term	Recompute as the difference (in months) between the maturity_date and next_due_date field in the Data File.

Consider the attribute to be in agreement if the result is within 1 month of the Data File value.

We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loans being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

October 15, 2024

Exhibit A

The Selected Loans

Selected		Selected		Selected
Loan		Loan		Loan
Number	loan_id	Number	loan_id	Number	loan_id
1	278953***	31	277772***	61	278149***
2	276245***	32	280916***	62	277650***
3	287757***	33	277229***	63	279585***
4	287756***	34	291022***	64	289568***
5	279569***	35	279831***	65	282020***
6	277863***	36	280698***	66	279327***
7	279658***	37	279124***	67	280450***
8	277895***	38	280905***	68	280530***
9	287614***	39	290670***	69	291040***
10	289086***	40	283427***	70	279820***
11	290614***	41	277431***	71	280174***
12	289213***	42	279388***	72	282837***
13	279709***	43	287873***	73	279283***
14	279300***	44	279802***	74	280857***
15	280360***	45	280520***	75	279734***
16	277863***	46	278343***	76	290708***
17	283394***	47	277001***	77	277471***
18	276348***	48	281020***	78	277838***
19	290774***	49	280864***	79	277707***
20	279095***	50	280209***	80	280069***
21	280011***	51	278270***	81	278005***
22	284283***	52	290776***	82	280967***
23	280829***	53	279914***	83	281390***
24	277445***	54	280398***	84	287430***
25	279978***	55	279665***	85	290150***
26	280729***	56	279153***	86	287430***
27	277709***	57	284226***	87	289105***
28	276690***	58	287542***	88	287674***
29	279712***	59	278027***	89	289081***
30	288834***	60	281959***	90	279980***

A-1

Selected		Selected
Loan		Loan
Number	loan_id	Number	loan_id
91	279417***	121	280018***
92	287567***	122	278130***
93	280877***	123	280303***
94	278158***	124	288881***
95	278453***	125	280555***
96	280376***	126	278828***
97	277951***	127	277520***
98	289579***	128	281837***
99	277960***	129	276920***
100	280279***	130	287738***
101	277813***	131	278510***
102	279399***	132	286891***
103	280384***	133	278591***
104	282241***	134	279727***
105	281544***	135	279835***
106	279497***	136	287634***
107	288678***	137	279878***
108	279270***	138	289225***
109	278061***	139	287028***
110	287711***	140	289647***
111	277976***	141	287749***
112	278319***	142	289161***
113	287268***	143	278389***
114	279291***	144	280871***
115	278952***	145	278453***
116	277890***	146	282208***
117	282086***	147	277314***
118	280946***	148	280465***
119	279780***	149	277792***
120	277931***	150	287534***

A-2